AMENDMENT NO. 1 TO
CRUDE OIL GATHERING AGREEMENT

This Amendment No. 1 to Crude Oil Gathering Agreement (this “Amendment”) is dated as of the 9th day of December, 2019 but effective as of October 1, 2018 (the “Effective Date”), by and between Gateway Gathering and Marketing Company (“Gatherer”) and Rosehill Operating Company, LLC (“Producer”). Gatherer and Producer are sometimes referred to in this Amendment individually as a “Party” and collectively as the “Parties.” Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.

RECITALS

WHEREAS, Gatherer and Producer are parties to that certain Crude Oil Gathering Agreement dated April 27, 2017 (the “Existing Agreement”); and

WHEREAS, Gatherer and Producer desire to amend the Existing Agreement as hereinafter set forth.

AGREEMENT

In consideration of the premises and of the mutual covenants in this Amendment, together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, the Parties agree as follows:
1.Amendments to Article 5 of the Existing Agreement.

a.	The Parties hereby amend the Existing Agreement by adding capitalized term (in alphabetical order) to Section 1.1 of the Existing Agreement:
“Third Party Marketer” has the meaning given to it in Section 5.7.

b.	The Parties hereby amend the Existing Agreement by adding a new Section 5.7 as follows:
Section 5.7 Third Party Shipper. Producer may assign or delegate this Agreement or any of its rights, interests or obligations hereunder to a third party marketer or to purchaser of Producer’s Dedicated Production (“Third Party Marketer”) to deliver the Dedicated Production on the System, which assignment will be subject to all terms, conditions and requirements of this Agreement. Such assignment or delegation shall not be subject to the prior written consent of Gatherer provided that Third Party Marketer enters into a Crude Oil Transportation or Crude Oil Shipping Agreement (which agreement will contain the same fee structure as set forth in this Agreement) with Gatherer’s subsidiary Raven Gathering System LLC; provided, that Gatherer shall use good faith efforts to timely enter into such agreement. Concurrently with any assignment by Producer to a Third Party Marketer pursuant to this Section 5.7, Producer must notify Gatherer in writing of: (i) the name, address, contact person and telephone number of the purchaser(s), agent for or recipient of the Dedicated Production, (ii) confirmation that the Third Party Marketer has been designated an agent to act on Producer’s behalf with regard to making nominations or scheduling Barrels of Product for delivery hereunder, (iv) the effective date or dates of sale and/or delivery and (v) the applicable sales point.

Further, notwithstanding any assignment by Producer to a Third Party Marketer under this Section 5.7, Producer shall not be relieved of any of its obligations under this Agreement and shall continue to remain liable for all such obligations.
2.Limited Effect. Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. On and after the Effective Date, each reference in the Existing Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of like import will mean and be a reference to the Existing Agreement as amended by this Amendment.
3.Representations and Warranties. Each Party hereby represents and warrants to the other Party that: (a) it has the full right, power and authority to enter into this Amendment and to perform its obligations hereunder and under the Existing Agreement as amended by this Amendment; (b) the execution of this Amendment by the individual whose signature is set forth at the end of this Amendment on behalf of such Party, and the delivery of this Amendment by such Party, have been duly authorized by all necessary action on the part of such Party; and (c) this Amendment has been executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Party hereto) constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.
4.Miscellaneous.

a.	This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.

b.	The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

c.
The Existing Agreement, as amended by this Amendment, constitutes the entire agreement of the Parties pertaining to the subject matter hereof and thereof, and supersedes all prior agreements, understandings, negotiations, and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof and thereof. There are no warranties, representations, or other agreements among the Parties relating to the subject matter hereof or thereof except as specifically set forth in this Amendment or the Existing Agreement (as amended by this Amendment), including the exhibits thereto, and no Party shall be bound by or liable for any alleged representation, promise, inducement, or statement of intention not so set forth.

d.	Sections 17.4 - 17.11 of the Existing Agreement shall apply (and be incorporated herein) mutatis mutandis to this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date set forth above.

GATHERER:

GATEWAY GATHERING AND MARKETING COMPANY

By:	/s/ Paul J. Ebner
Name:	Paul J. Ebner
Title:	President

PRODUCER:

ROSEHILL OPERATING COMPANY, LLC

By:	/s/ David Mora
Name:	David Mora
Title:	Vice President Commercial & Reserves